UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)    April 24, 2003
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                                 CIT GROUP INC.
                                 --------------
             (Exact name of registrant as specified in its charter)

   Delaware                        001-31369                     65-1051192
---------------                 --------------               -------------------
(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                Identification No.)
                                incorporation)

                                   1 CIT Drive
                          Livingston, New Jersey 07039
                          ----------------------------
              (Address of registrant's principal executive office)

        Registrant's telephone number, including area code (973) 740-5000
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           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

      99.1  Press release issued by CIT Group Inc. on April 24, 2003.

Item 9. Regulation FD Disclosure.

This Current Report on Form 8-K includes as an exhibit a press release, dated April 24, 2003, reporting the financial results of CIT Group Inc. as of and for the quarter ended March 31, 2003. The press release is attached as Exhibit 99.1. This information is being provided under Item 12 of Form 8-K and is to be considered filed under the Securities Exchange Act of 1934.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CIT GROUP INC.
                                                  (Registrant)

                                                  By: /s/ Joseph M. Leone
                                                      --------------------------
                                                      Joseph M. Leone
                                                      Executive Vice President &
                                                      Chief Financial Officer

Dated: April 25, 2003


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